UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2010
Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15399 (Commission File Number)	36-4277050 (IRS Employer Identification No.)
1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)
(847) 482-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On May 11, 2010, the stockholders of Packaging Corporation of America approved the PCA Performance Incentive Plan (the “Plan”), which is a performance-based, annual cash incentive award plan.
     A description of the Plan was included in Item No. 3 of PCA’s Proxy Statement for its 2010 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 30, 2010. Such description is incorporated by reference herein. The foregoing description of the Plan is qualified in its entirety by the full text of the Plan, which was included as Appendix A to the 2010 Proxy Statement and is incorporated by reference as Exhibit 10.1 hereto.
Item 5.07. Submission of Matters to a Vote of Security Holders
     On May 11, 2010, Packaging Corporation of America held its Annual Meeting of Stockholders, at which seven directors were elected to the board, the appointment of the independent registered accounting firm was ratified and the PCA Performance Incentive Plan was approved. The voting results on the proposals at the meeting are as follows:
     (a) Election of Directors. Votes for, votes withheld, and broker non-votes, by nominee, were as follows:

Nominee	For	Withheld	Broker Non Votes
Paul T. Stecko	86,171,222	3,884,439	4,443,201
Cheryl K. Beebe	87,267,597	2,788,064	4,443,201
Henry F. Frigon	88,861,755	1,193,906	4,443,201
Hasan Jameel	88,978,568	1,077,093	4,443,201
Samuel M. Mencoff	88,425,167	1,630,494	4,443,201
Roger B. Porter	86,865,906	3,189,755	4,443,201
James D. Woodrum	88,949,282	1,106,379	4,443,201
     (b) Ratification of the audit committee’s appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2010: 93,783,863 votes for, 524,824 votes against, and 190,175 abstentions.
     (c) Approval of the PCA Performance Incentive Plan: 92,522,532 votes for, 1,681,722 votes against and 294,608 abstentions.

Item 7.01. Regulation FD Disclosure
     The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On May 14, 2010, Packaging Corporation of America announced that its Board of Directors had approved a regular quarterly cash dividend of $0.15 per share on its common stock. The quarterly dividend will be paid on July 15, 2010 to shareholders of record as of June 15, 2010. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (D) Exhibits

10.1	PCA Performance Incentive Plan (incorporated by reference to Appendix A of PCA’s Proxy Statement filed with the SEC on March 30, 2010).

99.1	Press Release dated May 14, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
By:	/s/ KENT PFLEDERER
Vice President, General Counsel and Secretary

Date: May 14, 2010